                                                                   EXHIBIT 1(A)

                                  $___,000,000

                                BANPONCE TRUST I

                            ___% Capital Securities


                             UNDERWRITING AGREEMENT


                                                                January __, 1997


Credit Suisse First Boston Corporation
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Ladies and Gentlemen:

1. Introductory. BanPonce Trust I (the "Issuer"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters ("Underwriters") ______ of its ___% Capital Securities, Liquidation Amount $1,000 per Capital Security (the "Capital Securities").

                 The Capital Securities will be guaranteed by BanPonce Financial Corp. (the "Corporation") and BanPonce Corporation (the "Guarantor"), to the extent set forth in the Prospectus (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantees"), pursuant to (i) the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Corporation and The First National Bank of Chicago, a New York corporation, as trustee (the "Guarantee Trustee"), and (ii) the Guarantee Agreement (the "Additional Guarantee Agreement"), to be dated as of the Closing Date, executed and delivered by the Guarantor and the Guarantee Trustee, each for the benefit of the holders from time to time of the Capital Securities.
The proceeds from the sale of the Capital Securities to the Underwriters will be aggregated with the entire proceeds from the sale by the Issuer to the Corporation of the common securities of the Issuer (the "Common Securities") and will be used by the Issuer to purchase the ___% Junior Subordinated Deferrable Interest Debentures (the "Debentures"), issued by the Corporation and guaranteed (the "Debenture Guarantee") by the Guarantor pursuant to a Guarantee Agreement (the "Debenture Guarantee Agreement"), to be dated as of the Closing Date, between the Guarantor and The First National Bank of Chicago, as trustee. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Issuer, to be dated as of the Closing Date (the "Declaration"), among the Corporation, as Depositor, the Guarantor and the trustees named therein (the "Trustees") and the holders from time to time of the Capital Securities and the Common Securities, which represent undivided beneficial interests in the assets of the Issuer. The Debentures will be issued pursuant to a Junior Subordinated Indenture, to be dated as of the Closing Date (the "Indenture"), among the Guarantor, the Corporation and The First National Bank of Chicago, as trustee (the "Debenture Trustee"). The Capital Securities, the Guarantees, the Debentures and the Debenture Guarantee are collectively referred to herein as the "Securities." This Agreement, the Indenture, the Declaration, the Guarantee Agreement, the Additional Guarantee Agreement, the Debenture Guarantee Agreement and the Expense Agreement (as defined herein) are referred to collectively as the "Operative Documents".

                 The Issuer, the Corporation and the Guarantor, jointly and severally, hereby agree with the Underwriters as follows:
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                 2.  Representations and Warranties.  Each of the Issuer, the
Corporation and the Guarantor, jointly and severally, represents and warrants to, and agrees with, the Underwriters that:

                 (a) The Guarantor, the Corporation and the Issuer have filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-3, for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), and such registration statement has become effective under the Act. Such Registration Statement (including all documents incorporated therein by reference) is hereinafter referred to as the "Registration Statement." Any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement and the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" of the Registration Statement means (i) the date and time as of which such registration statement was declared effective by the Commission or (ii) the later of (A) the date on which the most recent post-effective amendment or amendments thereto, if any, became or become effective and (B) the date of filing of the Guarantor's most recent Annual Report on Form 10-K, if such filing occurs after the date set forth in clause (i) above. "Effective Date" means the date of the Effective Time. "Base Prospectus" means the prospectus (including all documents incorporated therein by reference) relating to the Registration Statement, in the form in which such prospectus has most recently been filed, or transmitted for filing, with the Commission on or prior to the date hereof (but without regard to any prospectus supplement relating specifically to securities other than the Securities); and "Prospectus" means the Base Prospectus together with the prospectus supplement (including all documents incorporated therein by reference) specifically relating to the Securities, as such prospectus supplement is first filed with the Commission on or after the date hereof pursuant to Rule 424(b) under the Act; provided however, that if a previously unfiled form of prospectus with an issue date later that the issue date of the Base Prospectus is to be filed with the Commission together with the prospectus supplement relating to the Securities, then "Prospectus" means such new form of prospectus (including all documents incorporated therein by reference) together with such prospectus supplement (including all documents incorporated therein by reference) as first filed with the Commission on or after the date hereof pursuant to Rule 424(b) under the Act. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after the date hereof of any document deemed to be incorporated therein by reference.

                 (b) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus and any amendments and supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and none of such documents includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) at any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Registration Statement, the Prospectus and any amendments or supplements to the Registration Statement or the Prospectus will not
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         include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Guarantor by any Underwriter specifically for use therein.

                 (c) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of Puerto Rico, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                 (d) The Corporation has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Corporation is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                 (e) Each subsidiary of the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Guarantor has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Guarantor, directly or through subsidiaries, free from liens, encumbrances and defects.

                 (f) The Issuer has been duly formed and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus.

                 (g) All of the outstanding beneficial interests of the Issuer have been duly authorized and validly issued and are fully paid and nonassessable undivided beneficial interests in the assets of the Issuer; the holders of such beneficial interests of the Issuer have no preemptive or other rights to acquire Capital Securities or Common Securities; and there are no restrictions on transfers of the Securities.

                 (h) The Declaration has been duly authorized; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Declaration will have been duly executed and delivered and will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (i) Each of the Guarantee Agreement and the Additional Guarantee Agreement has been duly authorized; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, each of the Guarantee Agreement and the Additional Guarantee Agreement will have been duly executed and delivered and will constitute a valid and legally binding instrument enforceable in accordance with its terms,
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         subject to bankruptcy, insolvency, fraudulent transfer,
         reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (j) The Capital Securities have been duly authorized; when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Capital Securities will (i) have been validly issued and fully paid, (ii) represent nonassessable undivided beneficial interests in the assets of the Issuer, (iii) be entitled to the benefits of the Declaration and (iv) conform to the description thereof contained in the Prospectus; the issuance of the Capital Securities is not subject to preemptive or other similar rights; and the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

                 (k) The Common Securities have been duly authorized; when the Common Securities are delivered and paid for on the Closing Date, such Common Securities will (i) have been validly issued and fully paid,
         (ii) represent nonassessable undivided beneficial interests in the assets of the Issuer, (iii) be entitled to the benefits of the Declaration and (iv) conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; the holders of the Common Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware; and at the Closing Date, all of the issued and outstanding Common Securities of the Issuer will be directly owned by the Corporation free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (l) The Indenture has been duly authorized; and when the Debentures are delivered and paid for on the Closing Date, the Indenture will have been duly executed and delivered, such Debenture will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and the Indenture and such Debentures will constitute valid and legally binding obligations of the Corporation, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (m) The Debenture Guarantee has been duly authorized; and when the Debentures are delivered and paid for on the Closing Date, the Debenture Guarantee will have been duly executed and delivered and the Debenture Guarantee will constitute valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (n) The Expense Agreement to be entered into by the Guarantor and the Property Trustee (the "Expense Agreement") has been duly authorized; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Expense Agreement will have been duly executed and delivered and will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (o) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents

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         in connection with the issuance and sale of the Securities and the
         Common Securities by the Guarantor, the Corporation and the Issuer.

                 (p) The execution, delivery and performance of the Operative Documents, and the issuance and sale of the Securities and the Common Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Guarantor, the Corporation, the Issuer or any subsidiary of the Guarantor or any of their properties, or any agreement or instrument to which the Guarantor, the Corporation or the Issuer or any such subsidiary is a party or by which the Guarantor, the Corporation, the Issuer or any such subsidiary is bound or to which any of the properties of the Guarantor, the Corporation, the Issuer or any such subsidiary is subject, or the charter or by-laws of the Guarantor, the Corporation or any such subsidiary or the Declaration, and each of the Guarantor, the Corporation and the Issuer has full power and authority to authorize, issue and sell the Securities and the Common Securities as contemplated by the Operative Documents.

                 (q) This Agreement has been duly authorized, executed and delivered by each of the Guarantor, the Corporation and the Issuer.

                 (r) Except as disclosed in the Prospectus, the Guarantor and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Guarantor and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                 (s) The Guarantor and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Guarantor and its subsidiaries taken as a whole.

                 (t) No labor dispute with the employees of the Guarantor or any subsidiary exists or, to the knowledge of the Guarantor, is imminent that might have a material adverse effect on the Guarantor and its subsidiaries taken as a whole.

                 (u) The Guarantor and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Guarantor and its subsidiaries taken as a whole.

                 (v) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Guarantor or any of its subsidiaries or any of their respective properties that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the

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         condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Guarantor, the Corporation or the Issuer to perform its obligations under the Operative Documents, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Guarantor's knowledge, contemplated.

                 (w) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

                 (x) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole, and except as disclosed in or contemplated by the Prospectus.

                 (y) Neither the Issuer, the Corporation nor the Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither of them will be, an "investment company" or a company "controlled" by an investment company as defined in the United States Investment Company Act of 1940 (the "Investment Company Act").

                 (z) The Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the deposit accounts of each of the Guarantor's domestic bank subsidiaries are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of the Guarantor's knowledge, threatened; and neither the Guarantor nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other written supervisory agreement with the Board of Governors of the Federal Reserve System (the "Federal Reserve"), the Superintendent of Banks of the State of _____, the FDIC or any other federal or state authority or agency charged with the supervision or insurance of depositary institutions or their holding companies.

                 3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuer agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Issuer, at a purchase price of U.S.$1,000 per Capital Security plus accumulated distributions, if any, from __, ____ to the Closing Date, the respective liquidation amounts of Securities set forth opposite the names of the Underwriters in Schedule A hereto.

          The Corporation will deliver against payment of the purchase price the Capital Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Capital Securities shall be made by the Underwriters in Federal (same day) funds by official check or checks or wire transfer to an account previously designated

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to Credit Suisse First Boston Corporation ("CSFBC") by the Corporation at a
bank acceptable to CSFBC drawn to the order of the Issuer at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York New York 10017, at 10:00 A.M. (New York time), on _______ __, 1997 or at such other time not later than seven full business days thereafter as CSFBC and the Corporation determine, such time being herein referred to as the "Closing Date," against delivery to the Property Trustee as custodian for DTC of the Global Securities representing all of the Capital Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

                 As compensation for the Underwriters' commitment and in view of the fact that the proceeds of the sale of the Capital Securities and the Common Securities will be used to purchase the Debentures, the Corporation will pay, on the Closing Date, to each Underwriter a commission of $__.00 per Capital Security purchased by such underwriter on the Closing Date by wire transfer of immediately available funds to bank accounts designated by CSFBC.

                 4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                 5. Certain Agreements of the Guarantor, the Corporation and the Issuer. Each of the Guarantor, the Corporation and the Issuer, jointly and severally, agree with the Underwriters that:

                 (a) The Guarantor will file the Prospectus (or if permitted by Rule 424(c) under the Act, the prospectus supplement relating to the Securities which forms a part thereof) with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by you, subparagraph (5)) within the time periods prescribed. The Guarantor will advise you promptly of any such filing pursuant to Rule 424(b).

                 (b) The Guarantor will advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus (other than a supplement relating solely to an offering of securities other than the Securities) and will not effect such amendment or supplementation without your consent; and the Guarantor will also advise you promptly of the (other than a supplement relating solely to an offering of securities other than the Securities) filing and effectiveness of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Guarantor promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                 (d) As soon as practicable, but not later than the Availability Date (as defined below), the Guarantor will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the
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         preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Closing Date, except that, if such fourth fiscal quarter is the last quarter of the Guarantor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                 (e) The Guarantor will furnish to each of the Underwriters copies of the Registration Statement (of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests.

                 (f) The Guarantor will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                 (g) During the period of five years hereafter, the Guarantor will furnish to CSFBC, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Guarantor will furnish to CSFBC (i) as soon as available, a copy of each report and any definitive proxy statement of the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Guarantor or the Corporation as CSFBC may reasonably request.

                 (h) The Corporation will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for the filing fee incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Securities, for any travel expenses of the Corporation's officers and employees and any other expenses of the Corporation in connection with attending or hosting meetings with prospective purchasers of the Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                 (i) Neither the Guarantor nor the Corporation will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to debt securities issued or guaranteed by the Corporation or the Guarantor and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CSFBC for a period beginning at the date of this Agreement and ending at the later of the Closing Date or the lifting of trading restrictions by the Underwriters.

                 6. Conditions of the Obligation of the Underwriters. The obligation of the Underwriters to purchase and pay for the Capital Securities will be subject to the accuracy of the representations and warranties on the part of the Guarantor, the Corporation and the Issuer herein, to the accuracy of the statements of officers of the Guarantor, the Corporation and the Issuer made pursuant to the provisions hereof, to the performance by the Guarantor, the Corporation and the Issuer of their respective obligations hereunder and to the following additional conditions precedent:

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                 (a)  CSFBC shall have received a letter, dated the date of delivery thereof, of Price Waterhouse confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                          (i) In their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Guarantor, inquiries of officials of the Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                  (A)  the unaudited financial statements
                          included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                  (B)  at the date of the latest available
                          balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any decrease in the capital stock or any increase in long-term debt of the Guarantor and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                  (C)  for the period from the date of the
                          latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants and to a subsequent specified date not more than three days prior to the date of this Agreement there were any decreases, as compared with the corresponding periods of the previous year, in consolidated revenues, net interest income, consolidated net income or in the ratio of earnings to fixed charges and preferred stock dividends combined;

                 except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus disclose have occurred or may occur or which are described in such letter; and

                          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Guarantor and its subsidiaries subject to the internal controls of the Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection all financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

                 (b) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Guarantor, the Corporation or CSFBC, shall be contemplated by the Commission.

                 (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Guarantor or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Guarantor on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal, Puerto Rico or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

                 (d) CSFBC shall have received an opinion, dated the Closing Date, of Sullivan & Cromwell, counsel for the Guarantor, in form and substance reasonably satisfactory to counsel to the Underwriters, to the effect that:

                          (i) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of Puerto Rico, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Corporation is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                          (ii) The Corporation has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Corporation is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                          (iii) The Indenture has been duly authorized, executed and delivered; the Debentures have been duly authorized, executed, authenticated, issued and delivered and conform to the description thereof contained in the Prospectus; and the Indenture and the Debentures constitute valid and legally binding obligations of the Corporation enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                          (iv) The Debenture Guarantee has been duly authorized, executed and delivered and constitutes valid and legally binding obligation of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                          (v) Each of the Declaration, the Guarantee Agreement, the Expense Agreement and the Additional Guarantee Agreement has been duly authorized, executed and delivered, and each of the Guarantee Agreement, the Expense Agreement and the Additional Guarantee Agreement constitutes a valid and legally binding obligation of the Corporation and the Guarantor, respectively, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                          (vi) Neither the Guarantor, the Corporation nor the Issuer is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, an "investment company" or a company "controlled" by an investment company as defined in the Investment Company Act.

                          (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance or sale of the Securities by the Guarantor, the Corporation and the Issuer, except such as may be required under state securities laws;

                          (viii) The execution, delivery and performance of Operative Documents and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Guarantor or any subsidiary of the Guarantor or any of their properties, or any agreement or instrument known to such counsel to which the Guarantor or any such subsidiary is a party or by which the Guarantor or any such subsidiary is bound or to which any of the properties of the Guarantor or any such subsidiary is subject, or the charter or by-laws of the Guarantor or any such subsidiary, and the Guarantor, the Corporation and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                          (ix) The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                          (x) The Registration Statement, as of its effective date, and the Prospectus, and any amendment or supplement thereto as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; the Exchange Act filings incorporated by reference or deemed to be incorporated by reference in the Prospectus complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

                          (xi) Such counsel have no reason to believe that the Registration Statement, as of its effective date, or the Prospectus, or any amendment or supplement thereto, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and Prospectus, and any amendment or supplement thereto, of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood in all events that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                          (xii) This Agreement has been duly authorized, executed and delivered by the Guarantor, the Corporation and the Issuer;

                          (xiii) To such counsel's knowledge, there are no pending actions, suits or proceedings against or affecting the Guarantor, any of its subsidiaries or any of their respective properties that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Guarantor, the Corporation or the Issuer to perform their respective obligations under the Operative Documents, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to such counsel's knowledge, contemplated; and

                          (xiv) The Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the deposit accounts of each of the Guarantor's domestic bank subsidiaries are insured by the Bank Insurance Fund of the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to such counsel's knowledge, threatened; and neither the Guarantor nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, or written agreement as defined in the Financial

                 Institutions Reform, Recovery and Enforcement Act of 1989 (12 U.S.C. 1818(e)(1)(A)(i)).

                 (e)  CSFBC shall have received an opinion, dated the Closing
Date, of [             ], counsel to the Delaware Trustee, in form and
substance reasonably satisfactory to counsel to the Underwriters, to the effect that:

                 (i) First Chicago Delaware Inc., a Delaware corporation, has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware and has the corporate power to act as Trustee of a Delaware business trust under the laws of the State of Delaware, 12 Del. Section 3801 et seq.

                 (f)  CSFBC shall have received an opinion, dated the Closing
Date, of [             ], counsel to The First National Bank of Chicago, in
form and substance reasonably satisfactory to counsel to the Underwriters, to the effect that:

                 (i) The First National Bank of Chicago is a banking corporation duly incorporated and validly existing under the laws of the State of New York.

                 (ii) The execution, delivery and performance by The First National Bank of Chicago, as Property Trustee of the Issuer, of the Declaration, the execution, delivery and performance by The First National Bank of Chicago, as Guarantee Trustee, of the Guarantee Agreement and the Additional Guarantee Agreement and the execution, delivery and performance by The First National Bank of Chicago, as the Debenture Trustee, of the Indenture and the Debenture Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively. The Declaration, the Guarantee Agreement, the Additional Guarantee Agreement, the Indenture and the Debenture Guarantee Agreement have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, enforceable against the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, receivership or similar laws relating to the enforcement of creditors' rights generally, and by general principles of equity.

                 (iii) The execution, delivery and performance of the Declaration, the Guarantee Agreement, the Additional Guarantee Agreement, the Indenture and the Debenture Guarantee Agreement by the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, do not conflict with or constitute a breach of the applicable organizational documents or by-laws of the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively, or the terms of any indenture or other agreement or instrument known to such counsel and to which the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively, is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively.

                 (iv) No consent, approval or authorization of, or registration with or notice to, any federal or New York State banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee or the Debenture Trustee of the Declaration, the Guarantee Agreement, the Additional Guarantee

         Agreement, the Indenture or the Debenture Guarantee Agreement, respectively.

                 (g) CSFBC shall have received an opinion, dated the Closing Date, of Sullivan & Cromwell, special United States tax counsel to the Guarantor and the Issuer, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                 (i) Subject to the qualifications set forth therein, the statements made in the Prospectus under the caption "Certain United States Federal Income Tax Consequences" fairly present in all material respects the principal United States federal income tax consequences of an investment in the Capital Securities.

                 (h) CSFBC shall have received an opinion, dated the Closing Date, of _____________, special counsel to the Guarantor and special counsel to the Issuer, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth below.

                 (i) The Issuer has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Issuer as a business trust have been made.

                 (ii) Under the Delaware Act and the Declaration, the Issuer has the trust power and authority to own its property and conduct its business, all as described in the Prospectus.

                 (iii) The Declaration constitutes a valid and binding obligation of the Guarantor, the Corporation and the Trustees, and is enforceable against the Guarantor, the Corporation and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                 (iv) Under the Delaware Act and the Declaration, the Issuer has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities.

                 (v) Under the Delaware Act and the Declaration, the execution and delivery by the Issuer of this Agreement, and the performance by the Issuer of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Issuer.

                 (vi) The Capital Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Issuer and are entitled to the benefits of the Declaration. The holders of the Capital Securities, as beneficial owners of the Issuer, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Capital Securities and the issuance of replacement certificates for Capital

         Securities, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

                 (vii) Under the Delaware Act and the Declaration, the issuance of the Capital Securities is not subject to preemptive rights.

                 (viii) The issuance and sale by the Issuer of the Capital Securities, the execution, delivery and performance by the Issuer of this Agreement, the consummation by the Issuer of the transactions contemplated hereby and compliance by the Issuer with its obligations hereunder, and the performance by the Corporation, as sponsor, of its obligations under the Declaration (A) do not violate (i) any of the provisions of the certificate of trust of the Issuer or the Declaration or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the state of Delaware).

                 (ix) Assuming that the Issuer derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Issuer, and the Issuer will not be liable for any income tax imposed by the State of Delaware.

                 (i) CSFBC shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Guarantor and the Corporation, the validity of the Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and the Guarantor and the Corporation shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (j) Each Underwriter shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Guarantor, the Corporation and the Issuer in this Agreement are true and correct, that each of the Guarantor, the Corporation and the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements included in or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                 (k) CSFBC shall have received a letter, dated the Closing Date, of Price Waterhouse which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

The Guarantor will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request.

                 7. Indemnification and Contribution. (a) Each of the Guarantor, the Corporation and the Issuer will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Guarantor, the Corporation nor the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Guarantor by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                 (b) Each Underwriter will severally and not jointly indemnify and hold harmless each of the Guarantor, the Corporation and the Issuer against any losses, claims, damages or liabilities to which any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Guarantor by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments, stabilizing and passive market making on the inside front cover page, the concession and reallowance
figures appearing in the        paragraph under the caption "Underwriting."

                 (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor, the Corporation and the Issuer on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor, the Corporation and the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Guarantor, the Corporation and the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters from the Guarantor under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor, the Corporation, the Issuer or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Guarantor, the Corporation and the Issuer under this Section shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the

Guarantor and the Corporation, to each officer of the Guarantor or the Corporation who has signed a Registration Statement and to each person, if any, who controls the Guarantor, the Corporation or the Issuer within the meaning of the Act.

                 8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder and the aggregate liquidation amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total liquidation amount of the Securities, you may make arrangements satisfactory to the Guarantor for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to you and the Guarantor for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Guarantor, the Corporation or the Issuer, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                 9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor, the Corporation or the Issuer or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Guarantor, the Corporation, the Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or for any reason the purchase of the Securities by the Underwriters is not consummated, the Guarantor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Guarantor, the Corporation, the Issuer and the Underwriters pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or
(v) of Section 6(c), the Guarantor will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by them in connection with the offering of the Securities.

                 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Guarantor in writing for the purpose of communications hereunder or, if sent to the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at _______ .

                 11. Representation of Underwriters. Any action under this Agreement taken by you jointly or by CSFBC will be binding upon all the Underwriters.

                 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

                 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                 14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 The Guarantor hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                 If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Guarantor one of the counterparts hereof, whereupon it will become a binding agreement among the Guarantor, the Corporation, the Issuer and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        BANPONCE CORPORATION

                                        By:
                                           -------------------------------------
                                        [Insert title]


                                        BANPONCE FINANCIAL CORP.

                                        By:
                                           -------------------------------------
                                        [Insert title]


                                        BANPONCE TRUST I

                                        By:
                                           -------------------------------------
                                        [Insert title]




The foregoing Underwriting Agreement
   is hereby confirmed and accepted
   as of the date first above
   written.


CREDIT SUISSE FIRST BOSTON
  CORPORATION


By
  --------------------------------
  [Insert title]

                 SCHEDULE A




                                   UNDERWRITER                  [PRINCIPAL
                                   -----------                   AMOUNT OF]
                                                                [NUMBER OF]
                                                              FIRM SECURITIES
                                                              ---------------
Credit Suisse First Boston Corporation .....................  [$]

















                                                              ---------------
                 Total .....................................  [$]
                                                              ===============